UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) September 22, 2020

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-11299	ENTERGY CORPORATION	1-34360	ENTERGY TEXAS, INC.
	(a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000		(a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000
	72-1229752		61-1435798

1-32718	ENTERGY LOUISIANA, LLC
(a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000
47-4469646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Entergy Louisiana, LLC	Mortgage Bonds, 5.25% Series due July 2052	ELJ	New York Stock Exchange
	Mortgage Bonds, 4.70% Series due June 2063	ELU	New York Stock Exchange
	Mortgage Bonds, 4.875% Series due September 2066	ELC	New York Stock Exchange

Entergy Texas, Inc.	Mortgage Bonds, 5.625% Series due June 2064	EZT	New York Stock Exchange
	5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI/PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01. Regulation FD Disclosure

On September 22, 2020, Entergy Corporation issued a press release, which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing the preliminary effects of Hurricane Laura on Entergy and its utility operating companies, and released the slide presentation attached as Exhibit 99.2. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to this Item 7.01.

Item 8.01. Other Items

As of September 22, 2020, total restoration costs for the repair and/or replacement of the electrical facilities damaged by Hurricane Laura are estimated to be in the range of $1.5 billion to $1.7 billion. The majority of the costs were incurred by Entergy Louisiana and Entergy Texas. The preliminary estimate for Entergy Louisiana is $1.25 billion to $1.4 billion and the preliminary estimate for Texas is $0.23 billion to $0.26 billion. Hurricane Laura restoration was the first large-scale disaster response that required Entergy to implement COVID-19 safety protocols. Increased costs associated with those safety measures, including lodging and personal protection equipment, are included in our preliminary estimate.

Entergy also expects utility revenues in 2020 to be adversely affected, primarily due to power outages resulting from the hurricane. The company’s initial estimate of lost revenue is approximately $35 million to $40 million, with the majority of this impact occurring in Louisiana. The financial impact of the lost revenue will be partly offset by lower operation and maintenance expenses resulting from redeployment of resources to storm work.

Entergy believes its liquidity is sufficient to meet its current obligations. As of August 31, 2020, Entergy’s liquidity includes cash and cash equivalents, available revolver capacity and storm escrows, less available revolver capacity for a total of $4.0 billion.

Storms are an unfortunate but not unexpected part of living on the Gulf Coast, and Entergy has a long history of working collaboratively with its regulators to recover storm costs. Entergy Louisiana and Entergy Texas are considering all available avenues to recover storm-related costs from Hurricane Laura in a way that will minimize the effects on customers, including accessing funded storm escrows and securitization. There are well-established mechanisms and precedent for addressing these catastrophic events and providing for recovery of prudently incurred storm costs in accordance with applicable regulatory and legal principles. Due to the national importance of the refineries, petrochemical and other essential industries that the utility companies serve on the Gulf Coast, Entergy also is exploring opportunities for federal assistance in the restoration and potential hardening of the infrastructure in this area.

Forward-Looking Statements

In this Item 8.01, and from time to time, Entergy Corporation makes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy’s expectations around loss of revenues; restoration timing, costs and recovery; and other statements of Entergy’s plans, beliefs, or expectations included in this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Item 8.01. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this presentation and in Entergy’s most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy’s other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent anticipated by the utilities; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (e) effects of changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; and (f) the direct and indirect impacts of the COVID-19 pandemic on Entergy and its customers.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Release, dated September 22, 2020, issued by Entergy Corporation

99.2	Slide presentation entitled “Update on Hurricane Laura,” dated September 22, 2020

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Louisiana, LLC
Entergy Texas, Inc.

By: /s/ Kimberly A Fontan
Kimberly A. Fontan
Senior Vice President and
Chief Accounting Officer

Dated: September 22, 2020